Exhibit 99 .1

Deloitte & Touche LLP Harborside Plaza 10, Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Lendbuzz Funding LLC

100 Summer Street, Suite 3150

Boston, Massachusetts 02110

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile loans in connection with the proposed offering of Lendbuzz Securitization Trust 2023-1, Automobile Receivables-Backed Notes. Lendbuzz Funding LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 13, 2022, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of the close of business October 28, 2022, with respect 7,292 automobile loans (the “Statistical Loan File”).

At the Company’s instruction, we randomly selected 150 automobile loans from Statistical Loan File (the “Sample Loans”) that indicated a “financed date” on the Statistical Loan File and performed certain comparisons and recomputations for each of the Sample Loans relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Original amount financed 3. Original term to maturity 4. Original annual percentage rate (“APR”) 5. Original monthly P&I payment 6. Vehicle make	7. Vehicle model 8. Vehicle model year 9. Origination date 10. Borrower state 11. AIRA score 12. Model type (new /used)

We compared Characteristics 1. through 8. to the corresponding information set forth on or derived from the Consumer Loan and Security Agreement or the Truth-in-Lending Disclosure Statement (collectively, the “Contract”) and to screenshots from the Company’s origination system (the “Origination System Screenshots”).

We compared Characteristics 9. through 11. to the corresponding information set forth on the Origination System Screenshots.

With respect to Characteristic 12., for purposes of our comparison, if the origination date (as set forth on the Origination System Screenshots) was:

(i)

on or before August 31, 2021, we were instructed by the Company to derive the model type based on the odometer reading indicated on the “CARFAX Report.” If such odometer reading was (i) greater than or equal to 500 miles, the model type would be “Used” or (ii) less than 500 miles, the model type would be “New;” and

(ii)

after August 31, 2021, we were instructed to observe the existence of an “Invoice” in the loan folder, provided to us by the Company, of such Sample Loan. If an Invoice did (i) not exist, the model type was deemed to be “Used”, (ii) exist and indicated an “MSRP”, the model type was deemed to be “New” or (iii) exist and did not indicate an MSRP, the model type was be deemed to be “Used.”

We compared such model type (as determined above) to the model type set forth on the Statistical Loan File.

Further, we compared Characteristic 1. to the Title Certificate, Application for Title or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

☐	with respect to Characteristic 9., differences of three days or less are deemed to be “in agreement;”

☐	with respect to Characteristic 11., for purposes of our comparison, we rounded the AIRA score (set forth on the Statistical Loan File) to the nearest whole number; and

☐	with respect to Characteristic 12., a model type of “Used,” as derived from the CARFAX Report or Invoice, is deemed to be “in agreement” with “Pre-owned,” as set forth on the Statistical Loan File.

In addition to the procedures described above, for each of the Sample Loans, we observed the existence of the following (collectively, the “Additional Source Documents”):

☐	a Title Certificate (as defined above);

☐	the security interest of Lendbuzz Funding LLC is annotated on the Title Certificate;

☐	a Credit Application and Credit Bureau Report for the borrower and co-borrower (if applicable) (each as set forth on the Origination System);

☐	Truth-in-Lending Disclosure Statement; and

☐

the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File, were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 1, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 1, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Three differences in model type.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures

issued by Deloitte & Touche LLP dated February 1, 2023

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic derived from the CARFAX Report or Invoice
1	199066	Model type	New	Used
1	235645	Model type	New	Used
1	273089	Model type	New	Used

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.